Exhibit 10.60

                                 FX ENERGY, INC.

                           NON-QUALIFIED STOCK OPTION

--------------------------------------------------------------------------------

It is important that you retain this document. This original Non-Qualified Stock Option must be delivered to the Company on exercise or transfer of the option.

--------------------------------------------------------------------------------

          THIS OPTION AND THE COMMON STOCK ISSUABLE ON EXERCISE OF THIS
           OPTION ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER
                              AS SET FORTH HEREIN.


         THIS NON-QUALIFIED STOCK OPTION (this "Option") is granted effective August 14, 2002, by FX ENERGY, INC., a Nevada corporation (the "Company"), under the terms of the FX Energy, Inc., 1999 Stock Option and Award Plan (the "Plan") to ______________________________ ("Optionee").

         1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of ______________________________ (__________) shares of common stock, par value
$0.001 per share, of the Company (the "Common Stock") on the terms and conditions hereinafter set forth.

         2. Exercise Price. The exercise price of this Option shall be $2.40 per share of Common Stock (the "Exercise Price"), the fair market value of the Common Stock on the date of grant as determined by the board of directors.

         3. Term of Option. The right to exercise this Option shall vest commencing on the first anniversary of the date of grant to the extent of 1/3 of the total number of shares of Common Stock purchasable under this Option and to the extent of 1/3 of the total number of shares of Common Stock purchasable under this Option on each anniversary of the date of grant thereafter until fully vested. This Option shall expire on the seventh anniversary of the date of grant.

         4. Shareholder's Rights. The Optionee shall have the rights of a shareholder only with respect to shares fully paid for by Optionee under this Option.

         5. Persons Entitled to Exercise; Prohibited Transfers and Encumbrances. During Optionee's lifetime, unless expressly waived by the Company, this Option can only be exercised by Optionee, and neither this Option nor any right hereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, other than as provided herein, this Option and all rights granted hereunder shall be immediately null and void.

         6. Adjustment of Exercise Price and Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock as provided in the Plan.

         7. Notice of Certain Events. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other rights;

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to any other person, or any consolidation, share exchange, or merger involving the Company; or

                  (c) any voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company will mail to the Optionee, at least 20 days prior to the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of such dividend, distribution, or right; or the date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur and the terms and conditions of such transaction or event.

         8. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Plan, by delivery of this Option together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of shares which the Optionee then elects to purchase and with payment made in accordance with the following:

                  (a) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased for cash.

                  (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by the Optionee and evidencing the obligation of the Optionee to pay the balance of the exercise price on terms and conditions acceptable to the board of directors of the Company at the time of exercise of the Option.

                  (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by delivery of shares of Common Stock of the Company that have been owned by Optionee for over six months, Optionee shall surrender or transfer to the Company, in a form satisfactory to it, such shares of Common Stock valued at their fair market value. Fair market value shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of exercise of such Option, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the trading day last preceding the date of exercise of such Option.

                  (d) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by such other method as approved by the board of directors of the Company at the time of exercise, Optionee shall deliver to the Company such other forms of payment approved by the board of directors of the Company.

As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock having been paid for shall be issued in the name of the Optionee, or, if the Optionee shall so request in the notice exercising the Option, in the name of the Optionee and another person jointly, with right of survivorship, and shall be delivered to the Optionee. To the extent required by the terms of this Option, all Common Stock shall be issued only upon receipt by the Company of the Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all shares of Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

         9. Availability of Common Stock. During the term of this Option, the Company shall at all times keep available the number of shares of Common Stock required to satisfy the Option.

         10. Limitation on Exercise.

                  (a) If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

                  (b) In the event that Optionee is terminated as an officer and/or director of the Company or any affiliate at any time for cause pursuant to any written agreement between Optionee and the Company or an affiliate or, if there is no such written agreement, on the occurrence of any of the following: (i) Optionee's conduct involving the business affairs of the Company or an affiliate constituting common law fraud, conviction of a felony, embezzlement from the Company or an affiliate, or other willful or malicious unlawful conduct of a similar nature; (ii) any material breach by Optionee of the provisions of the written policies or procedures of the Company or an affiliate that are applicable to Optionee; or (iii) Optionee has been grossly negligent in the performance of his duties or has substantially failed to meet reasonable standards established by the Company for the performance of his duties, the board may cancel any and all rights such individual may have to the unexercised portion of this Option held at the time of termination, whether or not then exercisable.

                  (c) Notwithstanding any other provision hereof, in the event the Company is a party to a reorganization or similar transaction with respect to which "pooling of interest" treatment (within the meaning of APB 16) is, in the opinion of the independent certified public accountants of the Company, available for such transaction, the Company shall have the right, exercisable in its sole and absolute discretion, to cancel this Option on the day immediately preceding the effective date of the transaction and in consideration thereof to pay to the Optionee an amount of cash equal to the difference between the then fair market value of the Common Stock (determined in accordance with the provisions of section 8(b) hereof) that would have been issuable on exercise of the Options so canceled and the exercise price for the purchase of such shares on exercise.

         11. No Right of Employment. Nothing contained in this Option shall be construed as conferring any right to continue or remain as an officer, director, or employee of the Company or any subsidiary.

         12. Restrictions on Transfer. The Option and the shares of Common Stock subject to the Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities statutes, or, if not registered, (ii) only if pursuant to an exemption from such registration requirements and only after the Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before the Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this Option and any other certificate or agreement representing the Securities is subject to the following legend:

         THE SECURITIES REPRESENTED BY THIS OPTION, AGREEMENT, OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

         The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel of the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

         13. Registration. At the request of the Optionee, the Company will utilize its best efforts to file a registration statement on Form S-8 with the Securities and Exchange Commission covering the issuance of the Common Stock on exercise of this option and to maintain the effectiveness of such registration statement or a subsequent registration statement or other qualification in order to permit the exercise of this Option as set forth herein, although, there is no guaranty that such registration statement will be effective when the Option is exercised.

         If no registration statement is effective on the date of exercise of this Option, the shares of Common Stock will not be issued unless and until there is available to the Company evidence, including representations from the Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Stock.

         14. Payment in the Event of a Change in Control. In the event of a "Change in Control" (as defined), at the election of the Optionee, as evidenced by Optionee's notice thereof in writing to the Company in writing within 90 days after the occurrence of such Change in Control, in consideration of the cancellation of this Option, the Company shall pay to Optionee within 10 days after such election a cash amount equal to the number of shares of Common Stock covered by this Option set forth in paragraph 1, excluding any portion of this Option previously exercised, terminated, canceled, or expired, but disregarding whether such Options are then exercisable pursuant to the provisions of paragraph 3, times the amount by which the "Fair Market Value" (as defined) exceeds the exercise price of such Options. For purposes hereof:

                  (a) A "Change in Control" shall be deemed to have occurred if
         (i) the Company shall be merged or consolidated into another corporation and as a result of such merger or consolidation less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed prior to such merger or consolidation, (ii) the Company shall sell, lease, exchange, or otherwise transfer (in one transaction or a series of transactions) all or substantially all of the assets of the Company to an entity that is not a wholly owned subsidiary of the Company or to a group of associated purchasers, (iii) a person, within the meaning of
         Section 3(a)(9) or Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall become the beneficial owner (within the meaning of rule 13d-3 of the Exchange Act as in effect on the date hereof) of fifty percent (50%) or more of the outstanding voting securities of the Company, or (iv) if as a result of a merger, consolidation, sale of all or substantially all of the Company's assets, a contested election, or any combination of the foregoing, the persons who were directors of the Company immediately prior thereto shall cease to constitute a majority of the board of directors of the Company or any successor to the Company.

                  (b) "Fair Market Value" shall be the closing price for such stock on the close of business on the day last preceding the occurrence of the Change of Control as quoted on a registered national securities exchange or, if not listed on such an exchange, the Nasdaq Stock Market or, if not listed on such an exchange or included on the Nasdaq Stock Market, the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the day last preceding the date of such Change of Control.

         15. Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

                  (a) The Optionee may, at Optionee's election, deliver to the Company at the time of exercise of this Option an amount of cash equal to such withholding obligation.

                  (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by the Optionee, the Company may defer payment of the withholding obligation for a reasonable period, but in no event beyond the due date specified by the Internal Revenue Code or the regulations promulgated thereunder for the deposit of such withholding, to allow the Optionee an opportunity to sell shares issuable on the exercise of this Option. In the event of such deferral, the Optionee hereby grants to the Company a continuing security interest in such shares and all proceeds thereof and appoints the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

                  (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property as the Company may determine) of the withholding obligation.

                  (d) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by the Optionee, the Company may withhold a number of shares of Common Stock otherwise deliverable upon exercise of this Option having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such withholding obligation.

         In all events, delivery of shares issuable on exercise of this Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of this Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

         16. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Utah.

         EFFECTIVE as of the date first above written.

FX ENERGY, INC.                                      Attest:


By  _________________________________                ___________________________
    Duly Authorized Officer                           Scott J. Duncan, Secretary


Agreed and Accepted:


____________________________________
Signature of Optionee

                                                                       Exhibit A


                                Form of Exercise
                   (to be signed only upon exercise of Option)



TO:  FX ENERGY, INC.


         The undersigned, the owner of the attached Option, hereby irrevocably elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, __________ shares of Common Stock of FX Energy, Inc. Enclosed is payment in the amount of $_______, the exercise price of the Common Stock to be acquired, in the form of [insert description of manner of payment]
____________________________________________________________________________.
Please have the certificate(s) registered in the name of _____________________________________, social security no. _____________________
and delivered to the following address: _____________________ _______________________________________________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

         DATED this ____ day of ______________, _______.



                                      __________________________________________
                                      Signature of Optionee (Signature must be guaranteed by a bank or securities broker-dealer)
Signature Guarantee:

__________________________________


                   Schedule of Options Granted August 14, 2003

                   Optionee                            Amount
                   --------                            ------

                Scott Duncan                           75,000
                Thomas Lovejoy                         75,000
                Jerzy Maciolek                         75,000
                Andrew Pierce                          75,000
                David Pierce                           85,000
                Peter Raven                            10,000
                Clay Newton                            10,000